UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

California	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Town Center Drive, Suite 200, Dearborn, MI	48126-2716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 336-3000

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Amerigon Incorporated (“Amerigon”) currently owns 2,000 Series A Preferred Units of BSST, representing 85% of the total issued and outstanding Common Units of BSST on an “as-converted” basis. The other 15% of such units are owned by Dr. Lon E. Bell, President of BSST (“Bell”). Amerigon and Bell are parties to an Amended and Restated Operating Agreement dated May 30, 2001 with respect to BSST, filed as an exhibit to Amerigon’s 10-Q for the period ended June 30, 2001 and incorporated herein by reference (the “Operating Agreement”). The Operating Agreement was amended on November 13, 2001 by a First Amendment to Amended and Restated Operating Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference (the “First Amendment”). On June 1, 2005, Amerigon and Bell executed a Second Amended to Amended and Restated Operating Agreement, attached hereto as Exhibit 10.2 and incorporated herein by reference (the “Second Amendment”).

Amerigon and Bell executed the Second Amendment to reflect certain acknowledgements and agreements between them with respect to BSST. Pursuant to the Second Amendment, Amerigon and Bell: (1) acknowledged that Bell previously met certain revised milestones that entitled him to exercise an option to purchase an addition 5% of the fully-diluted membership units in BSST, and that Bell exercised such option resulting in the current ownership percentages described in the preceding paragraph; (2) revised the milestones that, when met, entitled Bell to receive anti-dilution protection against certain future issuances of BSST securities to conform with those milestones described in (1) above; (3) clarified that Bell’s anti-dilution protection also applies units issued to employees exercising options to purchase membership units of BSST; (4) agreed that funding paid to BSST by Amerigon to date would be evidenced by a written promissory note and that, if and when total funding by Amerigon to BSST exceeds $2 million (excluding Amerigon’s initial $2 million investment), any additional funding by Amerigon to BSST would be treated 50% as payment for additional Series A Preferred Units and 50% as additional indebtedness of BSST; (5) adopted an option plan for BSST employees (such plan is attached to the Second Amendment as an exhibit); (6) agreed that BSST has certain repurchase rights with respect to any units owned by employees of BSST (excluding Bell) upon their termination of employment; and (7) agreed to other minor changes to the terms of the Operating Agreement.

Also on June 1, 2005, BSST and Bell executed an Amendment to Assignment and Subscription Agreement, attached hereto as Exhibit 10.3 and incorporated herein by reference (the “Assignment Amendment”). The Assignment Amendment reflects the agreement by BSST and Bell to correct certain ambiguities in the original Assignment and Subscription Agreement between them dated September 4, 2000, which was filed as an exhibit to Amerigon’s 10-Q for the period ended June 30, 2001 and is incorporated herein by reference.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	First Amendment dated November 13, 2001 to Amended and Restated Operating Agreement

Exhibit 10.2	Second Amendment dated June 1, 2005 to Amended and Restated Operating Agreement

Exhibit 10.3	Amendment dated June 1, 2005 to Assignment and Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ Barry Steele
Barry Steele,
Chief Financial Officer and Secretary

Date: June 3, 2005

Exhibit Index

10.1	First Amendment dated November 13, 2001 to Amended and Restated Operating Agreement

10.2	Second Amendment dated June 1, 2005 to Amended and Restated Operating Agreement

10.3	Amendment dated June 1, 2005 to Assignment and Subscription Agreement